                                                                    EXHIBIT 23.1

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements (File Nos. 33-74460, 33-95906, 33-99818 and 333-09157) on Form S-8.


                                                    ARTHUR ANDERSEN LLP


San Jose, California
March 28, 1997



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